EXECUTION VERSION
SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Amendment”), dated as of July 29, 2022, is entered into by and among THE DIXIE GROUP, a Tennessee corporation (“Dixie”), TDG OPERATIONS, LLC, a Georgia limited liability company (“TDG” and together with Dixie, collectively, “Borrower”), FIFTH THIRD BANK, NATIONAL ASSOCIATION, a national banking association, as the Agent, L/C Issuer and Swing Line Lender (“Agent”), and the other Lenders from time to time party to the Agreement (as defined below) (“Lenders”).
BACKGROUND

A.    Borrower, Agent and Lenders entered into that certain Credit Agreement dated as of October 30, 2020, as amended by that certain First Amendment to Credit Agreement dated as of September 10, 2021 (as may be further amended, modified, extended, or restated from time to time, the “Agreement”), pursuant to which Agent and Lenders extended certain financing arrangements to Borrower. Borrower, Agent and Lenders entered into that certain Guaranty and Security Agreement dated as of October 30, 2020 (as may be amended, modified, extended, or restated from time to time, the “Security Agreement”), pursuant to which Borrower granted to Agent and the Lenders a Lien and security interest in the Collateral (as defined in the Security Agreement).

B.    The parties hereto have agreed to modify the terms and conditions of the Agreement as more fully set forth herein.

C.    Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

NOW THEREFORE, in consideration of the terms, conditions and covenants set forth below, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, promise and agree as follows:

1.Amendments to the Agreement. Subject to the terms and conditions of this Amendment, the Agreement is hereby amended to delete red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (ii) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the conformed copy of the Credit Agreement attached hereto as Exhibit A
2.Fees and Expenses. Borrower shall reimburse Agent for all out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, reasonable attorneys’ fees.
3.Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent (each of such documents and/or actions to be in form and substance acceptable to Agent in its sole discretion):
(a)Execution and delivery of this Amendment by all parties hereto;
(b)Borrower shall have paid any and all out-of-pocket costs, fees and expenses of Agent (including attorneys’ fees) in connection with this Amendment; and
(c)Agent shall have received such other and further documentation as Agent may reasonably deem necessary or appropriate to accomplish the terms set forth herein.
4.Representations and Warranties. Borrower hereby represents and warrants to Agent that (a) Agent has the legal power and authority to execute and deliver this Amendment, (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof, (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provisions of or
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constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower, (d) this Amendment constitutes a valid and binding obligation upon Borrower in every respect, (e) no event or condition which has had a Material Adverse Effect as to Borrower has occurred from the Closing Date to the date hereof, and (f) upon the effectiveness of this Amendment, no Default or Event of Default is outstanding under the Agreement.
5.Governing Law; Use of Terms Etc. Except as previously amended or as herein specifically amended, directly or by reference, all of the terms and conditions set forth in the Agreement are confirmed and ratified, and shall remain as originally written. This Amendment shall be construed in accordance with the laws of the State of Ohio, without regard to principles of conflict of laws. The Agreement and all other Loan Documents shall remain in full force and effect in all respects as if the unpaid balance of the principal outstanding, together with interest accrued thereon, had originally been payable and secured as provided for therein, as amended from time to time and as modified by this Amendment. Nothing herein shall affect or impair any rights and powers which Agent may have under the Agreement and any and all related Loan Documents.
6.No Set Offs Etc. Borrower hereby declares that it has no set offs, counterclaims or defenses against Agent or any Lender arising out of the Agreement or any related loan documents, and to the extent any such set offs, counterclaims or defenses may exist, whether known or unknown, such items are hereby waived by Borrower.
7.Confirmation of Security Interests. Borrower confirms and agrees that all prior security interests and liens granted to Agent in all existing and future assets of Borrower remains unimpaired and in full force and effect and shall continue to cover and secure all Obligations. Borrower further confirms and represents that all of the collateral of Borrower remains free and clear of all liens other than those in favor of Agent, or as otherwise permitted in the Agreement. Nothing contained herein is intended to in any way impair or limit the validity, priority or extent of Agent’s security interest in and liens upon the collateral of Borrower.
8.Obligations Absolute. Borrower covenants and agrees (a) to pay the balance of any principal, together with all accrued interest, as specified above in connection with any promissory note executed and evidencing any indebtedness incurred in connection with the Agreement, as modified by this Amendment pursuant to the terms set forth therein, and (b) to perform and observe covenants, agreements, stipulations and conditions on its part to be performed hereunder or under the Agreement and all other documents executed in connection herewith or thereof.
9.Release. EACH BORROWER HEREBY RELEASES, WAIVES AND FOREVER RELINQUISHES ALL CLAIMS, DEMANDS, OBLIGATIONS, LIABILITIES AND CAUSES OF ACTION OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, INCLUDING ANY SO-CALLED “LENDER LIABILITY” CLAIMS OR DEFENSES WHICH EITHER PARTY HAS, MAY HAVE, OR MIGHT ASSERT NOW OR IN THE FUTURE AGAINST AGENT, LENDERS AND/OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, ACCOUNTANTS, CONSULTANTS, SUCCESSORS, AND ASSIGNS (INDIVIDUALLY, A “RELEASEE” AND COLLECTIVELY, THE “RELEASEES”), DIRECTLY OR INDIRECTLY, ARISING OUT OF, BASED UPON, OR IN ANY MANNER CONNECTED WITH (A) ANY TRANSACTION, EVENT, CIRCUMSTANCE, ACTION, FAILURE TO ACT, OR OCCURRENCE OF ANY SORT OR TYPE, WHETHER KNOWN OR UNKNOWN, WHICH OCCURRED, EXISTED, OR WAS TAKEN OR PERMITTED PRIOR TO THE EXECUTION OF THIS AMENDMENT WITH RESPECT TO THE OBLIGATIONS, THE AGREEMENT, THE OTHER DOCUMENTS, OR THE ADMINISTRATION THEREOF, (B) ANY DISCUSSIONS, COMMITMENTS, NEGOTIATIONS, CONVERSATIONS, OR COMMUNICATIONS WITH RESPECT TO THE OBLIGATIONS OR (C) ANY THING OR MATTER RELATED TO ANY OF THE FOREGOING PRIOR TO THE EXECUTION OF THIS AMENDMENT. THE INCLUSION OF THIS PARAGRAPH IN THIS AMENDMENT AND THE EXECUTION OF THIS AMENDMENT BY AGENT DOES NOT CONSTITUTE AN ACKNOWLEDGMENT OR ADMISSION BY AGENT OR ANY LENDER OF LIABILITY FOR ANY MATTER, OR A PRECEDENT UPON WHICH ANY LIABILITY MAY BE ASSERTED.
10.Non-Waiver. This Amendment does not obligate Agent or any Lender to agree to any other modification of the Agreement nor does it constitute a course of conduct or dealing on behalf of Agent or any

Lender or a waiver of any other rights or remedies of Agent or any Lender. No omission or delay by Agent or any Lender in exercising any right or power under the Agreement, this Amendment or any related instruments, agreements or documents will impair such right or power or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and then only to the extent specified.
11.Incorporation. This Amendment is incorporated by reference into, and made part of, the Agreement which, except as expressly modified herein, remains in full force and effect in accordance with its terms.
12.No Modification. No modification of this Amendment or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
13.Headings. The headings of any section or paragraph of this Amendment are for convenience only and shall not be used to interpret any provision of this Amendment.
14.Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
15.Severability. The provisions of this Amendment are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.
16.Counterparts; Electronic Signature. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature by facsimile or email shall have the same force and effect as an original signature hereto.
17.Jury Waiver. THE PARTIES HERETO HEREBY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, ANY OF THE LOAN DOCUMENTS, ANY DOCUMENT DELIVERED HEREUNDER OR IN CONNECTION HEREWITH, OR ANY TRANSACTION ARISING FROM OR CONNECTED TO ANY OF THE FOREGOING. THE PARTIES REPRESENT THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.
[Signature pages follows]

IN WITNESS WHEREOF, Borrower, Agent and Lenders have executed this Amendment as of the date first written above.

BORROWER:

THE DIXIE GROUP, INC.,
a Tennessee corporation

By: /s/ Allen L. Danzey
Name: Allen Danzey
Title: Chief Financial Officer

TDG OPERATIONS, LLC,
a Georgia limited liability company

By: /s/ Allen L. Danzey
Name: Allen Danzey
Title: Chief Financial Officer

Signature Page to Second Amendment to Credit Agreement

AGENT:

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
a national banking association

By:    /s/ William Kane
Name: William Kane
Title: Vice President

    Signature Page to Second Amendment to Credit Agreement

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